                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
          PERFORMANCE OF A $10,000 INVESTMENT       4
                            RETURN HIGHLIGHTS       5

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       7
                          TOP FIVE INDUSTRIES       7
             Q&A WITH YOUR PORTFOLIO MANAGERS       8
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      20
                NOTES TO FINANCIAL STATEMENTS      26
               REPORT OF INDEPENDENT AUDITORS      34

    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      35
              TRUSTEE AND OFFICER INFORMATION      36

Van Kampen wishes peace and prosperity to all.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 18, 2002

Dear Shareholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

                  EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 1999--December 31, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            0.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1999--December 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                         6                               3.8
                                                                               6                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4
                                                                             5.5                               3.7
                                                                             5.5                               3.5
Mar 01                                                                         5                               2.9
                                                                             4.5                               3.3
                                                                               4                               3.6
Jun 01                                                                      3.75                               3.2
                                                                            3.75                               2.7
                                                                             3.5                               2.7
Sep 01                                                                         3                               2.6
                                                                             2.5                               2.1
                                                                               2                               1.9
Dec 01                                                                      1.75                               1.6

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(December 31, 1991--December 31, 2001)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                             STANDARD & POOR'S 500       RUSSELL 1000(R) GROWTH
                                                                             INDEX IS AN UNMANAGED        INDEX IS AN UNMANAGED
                                                                                INDEX GENERALLY          INDEX THAT REFLECTS THE
                                                                           REPRESENTATIVE OF THE U.S.    GENERAL PERFORMANCE OF
                                                   ENTERPRISE FUND*              STOCK MARKET.*              GROWTH STOCKS.*
                                                   ----------------        --------------------------    -----------------------
12/91                                                   9427.00                     10000.00                    10000.00
                                                        9161.00                      9747.00                     9506.00
                                                        9007.00                      9933.00                     9402.00
                                                        9291.00                     10246.00                     9816.00
12/92                                                  10218.00                     10762.00                    10500.00
                                                       10614.00                     11232.00                    10412.00
                                                       10704.00                     11286.00                    10251.00
                                                       11276.00                     11578.00                    10402.00
12/93                                                  11337.00                     11846.00                    10805.00
                                                       10976.00                     11397.00                    10329.00
                                                       10739.00                     11445.00                    10223.00
                                                       11251.00                     12005.00                    11010.00
12/94                                                  11316.00                     12003.00                    11092.00
                                                       12257.00                     13172.00                    12148.00
                                                       13675.00                     14429.00                    13343.00
                                                       15054.00                     15576.00                    14554.00
12/95                                                  15155.00                     16514.00                    15216.00
                                                       16268.00                     17400.00                    16034.00
                                                       16914.00                     18181.00                    17053.00
                                                       17734.00                     18743.00                    17668.00
12/96                                                  18714.00                     20305.00                    18735.00
                                                       18747.00                     20849.00                    18835.00
                                                       21794.00                     24489.00                    22398.00
                                                       24689.00                     26324.00                    24081.00
12/97                                                  24057.00                     27079.00                    24446.00
                                                       27658.00                     30857.00                    28150.00
                                                       28091.00                     31875.00                    29427.00
                                                       23851.00                     28705.00                    26754.00
12/98                                                  29723.00                     34817.00                    33908.00
                                                       30964.00                     36557.00                    36064.00
                                                       31769.00                     39133.00                    37452.00
                                                       30365.00                     36688.00                    36078.00
12/99                                                  37593.00                     42147.00                    45146.00
                                                       42020.00                     43114.00                    48365.00
                                                       40067.00                     41968.00                    47057.00
                                                       38720.00                     41562.00                    44523.00
12/00                                                  31961.00                     38310.00                    35022.00
                                                       25103.00                     33768.00                    27703.00
                                                       26577.00                     35744.00                    30035.00
                                                       21949.00                     30498.00                    24205.00
12/01                                                  25330.00                     33757.00                    27871.00

This chart compares your fund's performance to that of the Russell 1000(R) Growth Index and the S&P 500 Index over time.

These indexes are unmanaged broad-based, statistical composites and their returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The returns above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Wiesenberger(R)

RETURN HIGHLIGHTS

(as of December 31, 2001)

                                       A SHARES   B SHARES   C SHARES
---------------------------------------------------------------------
One-year total return based on NAV(1)   -20.75%    -21.35%    -21.33%
---------------------------------------------------------------------
One-year total return(2)                -25.29%    -25.28%    -22.12%
---------------------------------------------------------------------
Five-year average annual total
return(2)                                 4.99%      5.21%      5.46%
---------------------------------------------------------------------
Ten-year average annual total
return(2)                                 9.74%      9.85%(3)      N/A
---------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                12.32%     10.88%(3)    9.96%
---------------------------------------------------------------------
Commencement date                      01/07/54   12/20/91   07/20/93
---------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

    See the Comparative Performance section of the current prospectus. An Investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

                             PORTFOLIO AT A GLANCE


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

TOP TEN HOLDINGS*

(as a percentage of long-term investments--December 31, 2001)


1.   MICROSOFT                   3.4%
     Develops and supports a
     range of software products.

2.   INTERNATIONAL BUSINESS
     MACHINES (IBM)              2.8%
     Develops and sells technology
     products, including computers,
     software, networking systems,
     and related services.

3.   TYCO INTERNATIONAL          2.5%
     Manufactures electrical components,
     communication systems, medical
     supplies, and fire-detection systems.

4.   FANNIE MAE (FORMERLY
     FEDERAL NATIONAL MORTGAGE
     ASSOCIATION)                2.5%
     Works with lenders to provide
     federally mandated mortgages to low-
     and middle-income families in the
     United States.

5.   GENERAL ELECTRIC            2.4%
     Produces appliances, lighting
     products, aircraft engines, and
     plastics.

6.   PFIZER                      2.4%
     Manufactures pharmaceuticals,
     including Viagra and Lipitor, and
     consumer products such as Certs,
     Listerine, and Visine.

7.   WASTE MANAGEMENT            2.1%
     Provides a range of waste management
     services to companies and residents.

8.   CELESTICA                   1.9%
     Manufactures circuits and other
     electronics used in computers and
     communication devices.

9.   FIRST DATA                  1.9%
     Provides credit card transaction and
     billing services to banks and
     retailers.

10.  FREDDIE MAC (FORMERLY
     FEDERAL HOME LOAN
     MORTGAGE)                   1.7%
     Works with lenders to provide
     federally mandated mortgages to
     families in the United States.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)

 [BAR GRAPH]

                                                                     DECEMBER 31, 2001                  DECEMBER 31, 2000
                                                                     -----------------                  -----------------
Pharmaceuticals                                                            11.50                              12.70
Diversified Financial Services                                              7.80                               6.80
Electronic Equipment & Instruments                                          6.20                               3.00
Industrial Conglomerates                                                    5.70                               7.80
Systems Software                                                            5.60                               5.70

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN ENTERPRISE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED DECEMBER 31, 2001. THE FUND IS MANAGED BY THE ADVISER'S MULTI-CAP GROWTH TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE JEFF D. NEW, MICHAEL DAVIS AND SEAN CONNER. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   HOW DID THE FUND PERFORM
    DURING 2001?

A   The fund returned -20.75 percent
for the 12-month reporting period that ended December 31, 2001. By comparison, the Standard & Poor's 500 Index returned -11.88 percent, while the Russell 1000(R) Growth Index, which more closely resembles the fund, returned -20.42 percent. The fund's significant underperformance compared to the S&P 500 stemmed from a weak environment for growth-stock investing relative to value-stock investing.

    Returns for the fund reflect Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance for other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market, and the Russell 1000(R) Growth Index is an unmanaged index that reflects the general performance of growth stocks. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 5 for additional fund performance results.

Q   LOOKING BACK ON THE YEAR-LONG
    MARKET ENVIRONMENT, WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING FUND PERFORMANCE?

A   The environment was
tremendously volatile and unpredictable. From

11 Federal Reserve interest-rate cuts to the end of the longest economic expansion in U.S. history to the aftermath of the September 11 terrorist attacks, investors saw a little bit of everything during the past 12 months. Stock prices reflected this variability. They rose dramatically in response to the Fed's surprise rate cut on January 3 but soon gave up the gains. The market declines culminated in a massive market sell-off in September and October. Yet, surprisingly, the stock market quickly rebounded, rising a surprising 20 percent in the time between September 21--when the S&P 500 hit its low for the year--and December 31.

Q   GIVEN THIS VOLATILE CLIMATE,
    WHAT WAS YOUR STRATEGY IN MANAGING THE FUND?

A   As we do in all types of market
conditions, we continued to use a research-oriented, bottom-up investment strategy in which we focus on growth companies that we believe offer a combination of strong current or expected future business fundamentals and an attractive valuation.

    Early in 2001, our management approach took the form of a "barbell" strategy. Using such an approach, we divided the portfolio roughly in half between two different types of stocks. On one side of the barbell, we invested in defensively oriented growth companies--stocks, in other words, we thought would perform favorably in a slowing economy. Such companies included health care, utility, food, tobacco, mortgage finance, and technology outsourcing and service businesses. On the other side of the barbell were more economically sensitive businesses--those we thought would benefit if the economy suddenly improved. Companies in this group included technology firms that seemed to benefit from increases in capital spending, such as semiconductors, as well as consumer-cyclical and retail businesses.

    We believed the barbell approach was very well suited to the unpredictable market environment of the past year. Recognizing that the economy was deteriorating for much of the period and that nobody knew when a recovery might happen, we believed it was important to seek to manage the portfolio's risk while positioning the fund for a potential rebound. This strategy generally worked well for the fund after we implemented it, helping us make up ground relative to other large-cap growth funds after getting off to a disappointing start to the year.

Q   WHAT WERE SOME OF THE
    STOCKS WHOSE PERFORMANCE HELPED THE FUND DURING THE REPORTING PERIOD?

A   A pair of market-leading
technology stocks were among the fund's top performers. The first of these was software giant Microsoft, which continued to perform well. The company profited from its introduction of a number of new products, such as Windows XP, Microsoft's latest operating system upgrade, and Xbox, a video-game console that signifies the company's entry into the lucrative gaming market. Microsoft also benefited from increasingly successful strides into the market for enterprise software, which helps to link different aspects of a company's business. By broadening its revenue base in this way, Microsoft has been able to achieve a greater share of its customers' technology spending.

    The fund also realized strong results from its investment in IBM, which in recent years has successfully made the transition to a service-oriented technology-consulting business. The company continued to do a good job satisfying customers and earning a larger share of corporate information-technology budgets.

    Finally, the fund gained from its investments in a handful of consumer cyclicals including Tech Data, which sells computer equipment and other technology products to computer resellers in many countries; AutoZone, the nation's leading auto-parts retailer; and Lowe's, a large home-improvement chain. Retail stocks were helped by the Fed's sharp interest-rate reductions and, given the weak economy, better-than-expected strength in consumer spending.

    Keep in mind that not all of the stocks in the fund performed as favorably, nor is there any guarantee that any of the stocks mentioned above will continue to perform as well or be held by the fund in the future. For additional fund highlights, please refer to page 7.

Q   CAN YOU GIVE SOME EXAMPLES OF
    STOCKS THAT DISAPPOINTED?

A   The fund's weakest performers
were technology stocks that fell very sharply early in the year. As businesses experienced slower earnings, they dramatically cut their budgets for technology spending. This led to deteriorating fundamentals across the tech industry. In accordance with our stock-selection discipline, we cut back the fund's holdings in this area--though not before the fund was hurt by falling stock prices. Some of the stocks that most weakened the fund's performance during 2001 included:

- Cisco Systems, a maker of data-networking equipment

- Comverse Technology, which offers telecommunications products and services

- EMC, the market leader in large-scale electronic-data storage

- Oracle, a developer of database and other information software

- Sanmina, a fast-growing contract electronics manufacturer

- Corning, a fiber-optics manufacturer

    In response to their poor fundamentals, we sold the fund's entire position in EMC and Corning, while we maintained modest positions in Cisco and Oracle. We continue to own Comverse and Sanmina, however, because they still fit our criteria of companies we believe have positive expected future fundamentals and attractive valuations.

Q   HOW DO YOU PLAN TO MANAGE
    THE FUND GOING FORWARD?

A   With considerable market
uncertainty still on the horizon, we plan to continue our barbell approach. We believe it is important to select stocks carefully in this market environment. Our goal is to seek to minimize downside risk as much as possible, while still positioning the fund to participate and potentially outperform in a market upturn.

    Despite the current economic downturn, we see a number of positive signs for the market--continued low interest rates, controlled inflation and improving economic data--that suggest an economic recovery may be in sight sometime next year, possibly early in 2002. Every day we are reevaluating our portfolio to determine whether the fund's balance of defensive and more economically sensitive stocks is appropriate. As we await more conclusive signs on the likely economic direction and companies' earnings prospects, we will continue to search for growth companies that meet our investment criteria of positive future fundamentals and attractive valuations.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RULE 12B-1 FEE: A fee charged by a mutual fund to cover costs associated with promotion, distributions, marketing and, in some cases, broker's commissions.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

December 31, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON STOCKS  99.1%
ADVERTISING  0.6%
Interpublic Group Cos., Inc. ..............................    516,700   $   15,263,318
                                                                         --------------

APPAREL & ACCESSORIES  0.7%
Jones Apparel Group, Inc. (a)..............................    571,000       18,940,070
                                                                         --------------

APPAREL RETAIL  1.0%
TJX Co., Inc. .............................................    633,000       25,231,380
                                                                         --------------

APPLICATION SOFTWARE  2.0%
Autodesk, Inc. ............................................    264,000        9,839,280
Cadence Design Systems, Inc. (a)...........................    251,000        5,501,920
Citrix Systems, Inc. (a)...................................    205,000        4,645,300
Intuit, Inc. (a)...........................................    135,000        5,775,300
PeopleSoft, Inc. (a).......................................    326,000       13,105,200
Peregrine Systems, Inc. (a)................................    512,000        7,592,960
Rational Software Corp. (a)................................    256,000        4,992,000
                                                                         --------------
                                                                             51,451,960
                                                                         --------------
AUTO PARTS & EQUIPMENT  0.9%
Johnson Controls, Inc. ....................................    177,000       14,292,750
Lear Corp. (a).............................................    236,000        9,001,040
                                                                         --------------
                                                                             23,293,790
                                                                         --------------
BANKS  4.9%
Bank of America Corp. .....................................    631,000       39,721,450
Bank One Corp. ............................................    348,000       13,589,400
FleetBoston Financial Corp. ...............................    265,000        9,672,500
SunTrust Banks, Inc. ......................................    124,000        7,774,800
Wachovia Corp. ............................................    612,000       19,192,320
Washington Mutual, Inc. ...................................    677,000       22,137,900
Wells Fargo & Co. .........................................    265,000       11,514,250
                                                                         --------------
                                                                            123,602,620
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
BIOTECHNOLOGY  1.8%
Genzyme Corp. (a)..........................................    426,000   $   25,500,360
Human Genome Sciences, Inc. (a)............................     98,000        3,304,560
IDEC Pharmaceuticals Corp. (a).............................    158,000       10,890,940
MedImmune, Inc. (a)........................................    149,000        6,906,150
                                                                         --------------
                                                                             46,602,010
                                                                         --------------
BROADCASTING & CABLE TV  0.5%
Comcast Corp., Class A (a).................................    355,000       12,780,000
                                                                         --------------

COMPUTER & ELECTRONICS RETAIL  0.9%
Best Buy Co., Inc. (a).....................................     89,000        6,628,720
CDW Computer Centers, Inc. (a).............................    295,700       15,882,047
                                                                         --------------
                                                                             22,510,767
                                                                         --------------
COMPUTER HARDWARE  3.0%
Dell Computer Corp. (a)....................................    225,000        6,115,500
International Business Machines Corp. .....................    586,000       70,882,560
                                                                         --------------
                                                                             76,998,060
                                                                         --------------
CONSUMER FINANCE  1.0%
Capital One Financial Corp. ...............................     80,500        4,342,975
Countrywide Credit Industries, Inc. .......................    196,000        8,030,120
Household International, Inc. .............................     92,000        5,330,480
MBNA Corp. ................................................    219,000        7,708,800
                                                                         --------------
                                                                             25,412,375
                                                                         --------------
DATA PROCESSING SERVICES  3.1%
Affiliated Computer Services, Inc., Class A (a)............    227,000       24,091,510
Automatic Data Processing, Inc. ...........................    151,000        8,893,900
First Data Corp. ..........................................    601,000       47,148,450
                                                                         --------------
                                                                             80,133,860
                                                                         --------------
DEPARTMENT STORES  2.4%
Federated Department Stores, Inc. (a)......................    530,000       21,677,000
Kohl's Corp. (a)...........................................    271,000       19,089,240
Sears Roebuck & Co. .......................................    437,000       20,818,680
                                                                         --------------
                                                                             61,584,920
                                                                         --------------
DIVERSIFIED COMMERCIAL SERVICES  1.2%
Cendant Corp. (a)..........................................  1,595,000       31,277,950
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
DIVERSIFIED FINANCIAL SERVICES  7.8%
Bear Stearns Co., Inc. ....................................    140,000   $    8,209,600
Citigroup, Inc. ...........................................    608,000       30,691,840
Fannie Mae.................................................    783,000       62,248,500
Freddie Mac................................................    653,000       42,706,200
J.P. Morgan Chase & Co. ...................................    317,000       11,522,950
Lehman Brothers Holdings, Inc. ............................    301,000       20,106,800
Merrill Lynch & Co., Inc. .................................    272,000       14,176,640
USA Education, Inc. .......................................    102,000        8,570,040
                                                                         --------------
                                                                            198,232,570
                                                                         --------------
ELECTRIC UTILITIES  1.0%
Entergy Corp. .............................................    322,000       12,593,420
Reliant Energy, Inc. ......................................    519,300       13,771,836
                                                                         --------------
                                                                             26,365,256
                                                                         --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  6.1%
Celestica, Inc. (Canada) (a)...............................  1,219,700       49,263,683
Flextronics International Ltd. (Singapore) (a).............    843,000       20,223,570
Sanmina-SCI Corp. (a)......................................  1,297,160       25,813,484
Solectron Corp. (a)........................................  2,322,000       26,192,160
Tech Data Corp. (a)........................................    508,000       21,986,240
Waters Corp. (a)...........................................    326,000       12,632,500
                                                                         --------------
                                                                            156,111,637
                                                                         --------------
ENVIRONMENTAL SERVICES  2.1%
Waste Management, Inc. ....................................  1,663,000       53,066,330
                                                                         --------------

FOOTWEAR  0.3%
Reebok International Ltd. (a)..............................    282,000        7,473,000
                                                                         --------------

GENERAL MERCHANDISE STORES  1.0%
Wal-Mart Stores, Inc. .....................................    445,000       25,609,750
                                                                         --------------

HEALTH CARE DISTRIBUTORS & SERVICES  0.9%
AmerisourceBergen Corp. ...................................    126,430        8,034,627
Cardinal Health, Inc. .....................................    130,500        8,438,130
Lincare Holdings, Inc. (a).................................    248,000        7,105,200
                                                                         --------------
                                                                             23,577,957
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
HEALTH CARE EQUIPMENT  2.5%
Baxter International, Inc. ................................    421,400   $   22,599,682
Biomet, Inc. ..............................................    219,000        6,767,100
Guidant Corp. (a)..........................................    356,000       17,728,800
Hillenbrand Industries, Inc. ..............................    141,000        7,793,070
St. Jude Medical, Inc. (a).................................    118,000        9,162,700
                                                                         --------------
                                                                             64,051,352
                                                                         --------------
HEALTH CARE FACILITIES  1.6%
HCA--The Healthcare Co. ...................................    450,000       17,343,000
Tenet Healthcare Corp. (a).................................    410,000       24,075,200
                                                                         --------------
                                                                             41,418,200
                                                                         --------------
HEALTH CARE SUPPLIES  0.6%
Allergan, Inc. ............................................    198,000       14,859,900
                                                                         --------------

HOME IMPROVEMENT RETAIL  2.1%
Home Depot, Inc. ..........................................    647,000       33,003,470
Lowe's Co., Inc. ..........................................    443,000       20,559,630
                                                                         --------------
                                                                             53,563,100
                                                                         --------------
HOTELS  0.5%
Starwood Hotels & Resorts Worldwide, Inc., Class B.........    423,800       12,650,430
                                                                         --------------

INDUSTRIAL CONGLOMERATES  5.7%
General Electric Co. ......................................  1,493,000       59,839,440
Minnesota Mining & Manufacturing Co. ......................    182,000       21,514,220
Tyco International Ltd. (Bermuda)..........................  1,083,000       63,788,700
                                                                         --------------
                                                                            145,142,360
                                                                         --------------
INTEGRATED OIL & GAS  1.6%
Conoco, Inc. ..............................................    935,000       26,460,500
Phillips Petroleum Co. ....................................    229,000       13,799,540
                                                                         --------------
                                                                             40,260,040
                                                                         --------------
INTEGRATED TELECOMMUNICATION SERVICES  1.1%
Qwest Communications Intl., Inc. ..........................  1,064,000       15,034,320
Sprint Corp. ..............................................    320,000        6,425,600
WorldCom, Inc.--Worldcom Group (a).........................    427,000        6,012,160
                                                                         --------------
                                                                             27,472,080
                                                                         --------------
IT CONSULTING & SERVICES  1.9%
Check Point Software Technologies Ltd.--ADR (Israel) (a)...    241,000        9,613,490
Electronic Data Systems Corp. .............................    583,000       39,964,650
                                                                         --------------
                                                                             49,578,140
                                                                         --------------
LIFE & HEALTH INSURANCE  0.3%
Torchmark Corp. ...........................................    181,000        7,118,730
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
MANAGED HEALTH CARE  1.3%
UnitedHealth Group, Inc. ..................................    242,000   $   17,126,340
Wellpoint Health Networks, Inc. (a)........................    132,000       15,424,200
                                                                         --------------
                                                                             32,550,540
                                                                         --------------
MOTORCYCLE MANUFACTURERS  0.4%
Harley-Davidson, Inc. .....................................    189,000       10,264,590
                                                                         --------------

MOVIES & ENTERTAINMENT  1.0%
AOL Time Warner, Inc. (a)..................................    801,000       25,712,100
                                                                         --------------

MULTI-LINE INSURANCE  0.8%
American International Group, Inc. ........................    258,000       20,485,200
                                                                         --------------

NETWORKING EQUIPMENT  0.3%
Cisco Systems, Inc. (a)....................................    365,000        6,610,150
                                                                         --------------

OIL & GAS DRILLING  0.6%
Noble Drilling Corp. (a)...................................    455,000       15,488,200
                                                                         --------------

OIL & GAS EQUIPMENT & SERVICES  0.6%
Baker Hughes, Inc. ........................................    416,000       15,171,520
                                                                         --------------

PAPER PRODUCTS  0.3%
International Paper Co. ...................................    159,000        6,415,650
                                                                         --------------

PHARMACEUTICALS  11.4%
Abbott Laboratories, Inc. .................................    478,000       26,648,500
American Home Products Corp. ..............................    404,100       24,795,576
Biovail Corp. (Canada) (a).................................    159,000        8,943,750
Bristol-Myers Squibb Co. ..................................    528,000       26,928,000
Eli Lilly & Co. ...........................................    115,000        9,032,100
Forest Laboratories, Inc. (a)..............................    195,000       15,980,250
IVAX Corp. (a).............................................    503,750       10,145,525
Johnson & Johnson..........................................    694,000       41,015,400
King Pharmaceuticals, Inc. (a).............................    189,000        7,962,570
Merck & Co., Inc. .........................................    475,000       27,930,000
Mylan Laboratories, Inc. ..................................    233,000        8,737,500
Pfizer, Inc. ..............................................  1,493,500       59,515,975
Pharmacia Corp. ...........................................    369,000       15,737,850
Schering-Plough Corp. .....................................    232,000        8,307,920
                                                                         --------------
                                                                            291,680,916
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
PROPERTY & CASUALTY INSURANCE  0.8%
Allstate Corp. ............................................    368,000   $   12,401,600
MBIA, Inc. ................................................    153,000        8,205,390
                                                                         --------------
                                                                             20,606,990
                                                                         --------------
PUBLISHING & PRINTING  0.5%
New York Times Co., Class A................................    283,000       12,239,750
                                                                         --------------

RAILROADS  0.7%
CSX Corp. .................................................    479,000       16,788,950
                                                                         --------------

RESTAURANTS  1.2%
Darden Restaurants, Inc. ..................................    409,000       14,478,600
Tricon Global Restaurants, Inc. (a)........................    307,000       15,104,400
                                                                         --------------
                                                                             29,583,000
                                                                         --------------
SEMICONDUCTOR EQUIPMENT  0.9%
Applied Materials, Inc. (a)................................    109,000        4,370,900
Lam Research Corp. (a).....................................    510,000       11,842,200
Novellus Systems, Inc. (a).................................    178,000        7,022,100
                                                                         --------------
                                                                             23,235,200
                                                                         --------------
SEMICONDUCTORS  5.5%
Agere Systems, Inc. (a)....................................  3,015,300       17,157,057
Altera Corp. (a)...........................................    264,000        5,602,080
Analog Devices, Inc. (a)...................................    912,000       40,483,680
Intel Corp. ...............................................    575,000       18,083,750
International Rectifier Corp. (a)..........................    353,000       12,312,640
Lattice Semiconductor Corp. (a)............................    169,000        3,476,330
Linear Technology Corp. ...................................    284,000       11,087,360
LSI Logic Corp. (a)........................................    380,000        5,996,400
Micron Technology, Inc. ...................................    147,000        4,557,000
National Semiconductor Corp. (a)...........................    392,000       12,069,680
Taiwan Semiconductor Manufacturing Company Ltd. (3,845,000
  Common Stock Warrants expiring 08/23/02) (Taiwan-Republic
  of China) (a)............................................  3,845,000        9,751,689
                                                                         --------------
                                                                            140,577,666
                                                                         --------------
SOFT DRINKS  0.9%
PepsiCo, Inc. .............................................    460,000       22,397,400
                                                                         --------------

SPECIALTY CHEMICALS  0.5%
PPG Industries, Inc. ......................................    263,000       13,602,360
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
SPECIALTY STORES  1.7%
AutoZone, Inc. (a).........................................    239,000   $   17,160,200
Bed Bath & Beyond, Inc. (a)................................    453,000       15,356,700
Office Depot, Inc. (a).....................................    543,000       10,067,220
                                                                         --------------
                                                                             42,584,120
                                                                         --------------
SYSTEMS SOFTWARE  5.5%
BMC Software, Inc. (a).....................................    712,000       11,655,440
Computer Associates International, Inc. ...................    538,000       18,555,620
Microsoft Corp. (a)........................................  1,309,000       86,721,250
Oracle Corp. (a)...........................................    443,500        6,124,735
Symantec Corp. (a).........................................    272,000       18,041,760
                                                                         --------------
                                                                            141,098,805
                                                                         --------------
TELECOMMUNICATIONS EQUIPMENT  1.5%
Comverse Technology, Inc. (a)..............................    583,000       13,041,710
Lucent Technologies, Inc. (a)..............................  3,911,000       24,600,190
                                                                         --------------
                                                                             37,641,900
                                                                         --------------
TOBACCO  1.6%
Philip Morris Co., Inc. ...................................    915,000       41,952,750
                                                                         --------------

TOTAL LONG-TERM INVESTMENTS  99.1%
  (Cost $2,419,019,701)...............................................    2,528,321,669

REPURCHASE AGREEMENT  1.0%
State Street Bank & Trust Co. ($24,594,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated 12/31/01, to be sold on 01/02/02 at $24,596,323)
  (Cost $24,594,000)..................................................       24,594,000
                                                                         --------------

TOTAL INVESTMENTS  100.1%
  (Cost $2,443,613,701)...............................................    2,552,915,669
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.1%).........................       (3,719,810)
                                                                         --------------

NET ASSETS  100.0%....................................................   $2,549,195,859
                                                                         ==============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2001

ASSETS:
Total Investments (Cost $2,443,613,701).....................  $2,552,915,669
Receivables:
  Fund Shares Sold..........................................       7,146,912
  Dividends.................................................       2,039,500
  Interest..................................................           1,161
Other.......................................................         272,018
                                                              --------------
    Total Assets............................................   2,562,375,260
                                                              --------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       8,475,850
  Distributor and Affiliates................................       2,289,637
  Investment Advisory Fee...................................         993,230
  Custodian Bank............................................         379,829
Accrued Expenses............................................         714,916
Trustees' Deferred Compensation and Retirement Plans........         325,939
                                                              --------------
  Total Liabilities.........................................      13,179,401
                                                              --------------
NET ASSETS..................................................  $2,549,195,859
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $2,895,384,656
Net Unrealized Appreciation.................................     109,301,968
Accumulated Net Investment Loss.............................        (309,561)
Accumulated Net Realized Loss...............................    (455,181,204)
                                                              --------------
NET ASSETS..................................................  $2,549,195,859
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,770,389,633 and 132,017,770 shares of
    beneficial interest issued and outstanding).............  $        13.41
    Maximum sales charge (5.75%* of offering price).........             .82
                                                              --------------
    Maximum offering price to public........................  $        14.23
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $693,758,813 and 55,063,770 shares of
    beneficial interest issued and outstanding).............  $        12.60
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $85,047,413 and 6,667,272 shares of
    beneficial interest issued and outstanding).............  $        12.76
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2001

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $1,364)......  $  20,332,367
Interest....................................................      3,979,005
                                                              -------------
    Total Income............................................     24,311,372
                                                              =============
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $4,765,865, $7,660,257 and $965,738,
  respectively).............................................     13,391,860
Investment Advisory Fee.....................................     12,544,463
Shareholder Services........................................      7,316,342
Custody.....................................................        227,853
Legal.......................................................        106,260
Trustees' Fees and Related Expenses.........................         51,721
Other.......................................................      1,430,628
                                                              -------------
    Total Expenses..........................................     35,069,127
    Less Credits Earned on Cash Balances....................         44,273
                                                              -------------
    Net Expenses............................................     35,024,854
                                                              -------------
NET INVESTMENT LOSS.........................................  $ (10,713,482)
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(369,508,434)
  Futures...................................................      6,482,786
                                                              -------------
Net Realized Loss...........................................   (363,025,648)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    459,678,253
  End of the Period.........................................    109,301,968
                                                              -------------
Net Unrealized Depreciation During the Period...............   (350,376,285)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(713,401,933)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(724,115,415)
                                                              =============

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended December 31, 2001 and 2000

                                                      YEAR ENDED          YEAR ENDED
                                                     DECEMBER 31,        DECEMBER 31,
                                                         2001                2000
                                                   ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss...............................  $  (10,713,482)     $  (21,508,148)
Net Realized Gain/Loss............................    (363,025,648)        303,832,917
Net Unrealized Depreciation During the Period.....    (350,376,285)       (904,556,031)
                                                    --------------      --------------
Change in Net Assets from Operations..............    (724,115,415)       (622,231,262)
                                                    --------------      --------------

Distributions from and in Excess of Net Realized
  Gain:
  Class A Shares..................................      (3,046,787)       (308,748,961)
  Class B Shares..................................      (1,388,720)       (134,968,645)
  Class C Shares..................................        (172,225)        (16,956,336)
  Class D Shares..................................             -0-          (1,671,550)
                                                    --------------      --------------
Total Distributions...............................      (4,607,732)       (462,345,492)
                                                    --------------      --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................    (728,723,147)     (1,084,576,754)
                                                    --------------      --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................     505,703,817       1,968,417,137
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................       4,272,801         423,852,348
Cost of Shares Repurchased........................    (641,493,957)     (1,628,073,896)
                                                    --------------      --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................    (131,517,339)        764,195,589
                                                    --------------      --------------
TOTAL DECREASE IN NET ASSETS......................    (860,240,486)       (320,381,165)
NET ASSETS:
Beginning of the Period...........................   3,409,436,345       3,729,817,510
                                                    --------------      --------------
End of the Period (Including accumulated net
  investment loss of $309,561 and $306,755,
  respectively)...................................  $2,549,195,859      $3,409,436,345
                                                    ==============      ==============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  YEAR ENDED DECEMBER 31,
CLASS A SHARES                    --------------------------------------------------------
                                    2001        2000        1999        1998        1997
                                  --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................  $  16.95    $  22.77    $  20.63    $  17.41    $  15.12
                                  --------    --------    --------    --------    --------
  Net Investment Income/Loss....      (.02)       (.08)       (.03)        .06         .09
  Net Realized and Unrealized
    Gain/Loss...................     (3.50)      (3.17)       5.20        3.98        4.11
                                  --------    --------    --------    --------    --------
Total from Investment
  Operations....................     (3.52)      (3.25)       5.17        4.04        4.20
                                  --------    --------    --------    --------    --------
Less:
  Distributions from and in
    Excess of Net Investment
    Income......................       -0-         -0-         -0-         .05         .06
  Distributions from and in
    Excess of Net Realized
    Gain........................       .02        2.57        3.03         .77        1.85
                                  --------    --------    --------    --------    --------
Total Distributions.............       .02        2.57        3.03         .82        1.91
                                  --------    --------    --------    --------    --------
NET ASSET VALUE, END OF THE
  PERIOD........................  $  13.41    $  16.95    $  22.77    $  20.63    $  17.41
                                  ========    ========    ========    ========    ========

Total Return (a)................   -20.75%     -14.98%      26.56%      23.56%      28.55%
Net Assets at End of the Period
  (In millions).................  $1,770.4    $2,293.4    $2,591.1    $2,137.4    $1,706.1
Ratio of Expenses to Average Net
  Assets........................     1.05%        .89%        .91%        .94%        .93%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets........................     (.15%)      (.30%)      (.13%)       .32%        .54%
Portfolio Turnover..............       90%        117%        111%         72%         73%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  Year Ended December 31,
Class B Shares                     ------------------------------------------------------
                                   2001 (b)    2000 (b)      1999      1998 (b)     1997
                                   ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................  $ 16.05     $ 21.88     $  20.07     $17.06     $14.91
                                   -------     -------     --------     ------     ------
  Net Investment Loss............     (.12)       (.23)        (.15)      (.09)      (.02)
  Net Realized and Unrealized
    Gain/Loss....................    (3.31)      (3.03)        4.99       3.88       4.02
                                   -------     -------     --------     ------     ------
Total from Investment
  Operations.....................    (3.43)      (3.26)        4.84       3.79       4.00
Less Distributions from and in
  Excess of Net Realized Gain....      .02        2.57         3.03        .78       1.85
                                   -------     -------     --------     ------     ------
NET ASSET VALUE, END OF THE
  PERIOD.........................  $ 12.60     $ 16.05     $  21.88     $20.07     $17.06
                                   =======     =======     ========     ======     ======

Total Return (a).................  -21.35%     -15.65%       25.54%     22.65%     27.50%
Net Assets at End of the Period
  (In millions)..................  $ 693.8     $ 976.5     $1,020.8     $816.3     $542.2
Ratio of Expenses to Average Net
  Assets.........................    1.80%       1.67%        1.67%      1.74%      1.75%
Ratio of Net Investment Loss to
  Average Net Assets.............    (.91%)     (1.09%)       (.91%)     (.49%)     (.29%)
Portfolio Turnover...............      90%        117%         111%        72%        73%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  Year Ended December 31,
Class C Shares                      ----------------------------------------------------
                                    2001 (b)    2000 (b)     1999     1998 (b)     1997
                                    ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................  $ 16.25     $ 22.09     $20.24     $17.19     $15.01
                                    -------     -------     ------     ------     ------
  Net Investment Loss.............     (.12)       (.21)      (.14)      (.09)      (.02)
  Net Realized and Unrealized
    Gain/Loss.....................    (3.35)      (3.06)      5.02       3.91       4.05
                                    -------     -------     ------     ------     ------
Total from Investment
  Operations......................    (3.47)      (3.27)      4.88       3.82       4.03
Less Distributions from and in
  Excess of Net Realized Gain.....      .02        2.57       3.03        .77       1.85
                                    -------     -------     ------     ------     ------
NET ASSET VALUE, END OF THE
  PERIOD..........................  $ 12.76     $ 16.25     $22.09     $20.24     $17.19
                                    =======     =======     ======     ======     ======

Total Return (a)..................  -21.33%     -15.54%     25.59%     22.65%     27.51%
Net Assets at End of the Period
  (In millions)...................  $  85.0     $ 124.2     $117.9     $ 86.0     $ 56.9
Ratio of Expenses to Average Net
  Assets (c)......................    1.80%       1.55%      1.68%      1.74%      1.75%
Ratio of Net Investment Loss to
  Average Net Assets..............    (.91%)      (.96%)     (.90%)     (.48%)     (.29%)
Portfolio Turnover................      90%        117%       111%        72%        73%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 2000.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Enterprise Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks. The Fund commenced investment operations on January 7, 1954. The distribution of the Fund's Class B and Class C Shares commenced on December 20, 1991 and July 20, 1993, respectively. On February 16, 2001, all Class D shareholders redeemed their shares. The Fund will no longer offer Class D Shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed securities and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Premiums on debt securities are amortized and discounts are accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $418,853,265 which will expire December 31, 2009. Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sales transactions and as a result of post October losses which are not recognized for tax purposes until the first day of the following fiscal year.

    At December 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $2,471,908,890; the aggregate gross unrealized appreciation is $236,176,788 and the aggregate gross unrealized depreciation is $155,170,009, resulting in net unrealized appreciation on long- and short-term investments of $81,006,779.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on options and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes. Due to inherent differences in the recognition of income, expenses and realized gain/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. For the year ended December 31,

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

2001, a permanent difference related to a net operating loss totaling $10,709,684 has been reclassified from accumulated net investment loss to capital.

F. EXPENSE REDUCTIONS During the year ended December 31, 2001, the Fund's custody fee was reduced by $44,273 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $1 billion............................................       0.50%
Next $1 billion.............................................       0.45%
Next $1 billion.............................................       0.40%
Over $3 billion.............................................       0.35%

    For the year ended December 31, 2001, the Fund recognized expenses of approximately $106,300 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended December 31, 2001, the Fund recognized expenses of approximately $166,300 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 2001, the Fund recognized expenses of approximately $5,729,500. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $210,976 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended December 31, 2001, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $128,646.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

3. CAPITAL TRANSACTIONS

At December 31, 2001, capital aggregated $1,824,897,388, $946,317,002,
$124,170,266, and $-0- for Classes A, B, C, and D, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   23,139,864    $ 324,328,369
  Class B...............................................   11,892,969      159,436,241
  Class C...............................................    1,543,377       21,050,355
  Class D...............................................       55,920          888,852
                                                          -----------    -------------
Total Sales.............................................   36,632,130    $ 505,703,817
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................      216,523    $   2,801,803
  Class B...............................................      107,056        1,310,367
  Class C...............................................       12,965          160,631
  Class D...............................................          -0-              -0-
                                                          -----------    -------------
Total Dividend Reinvestment.............................      336,544    $   4,272,801
                                                          ===========    =============
Repurchases:
  Class A...............................................  (26,624,205)   $(363,877,670)
  Class B...............................................  (17,765,078)    (229,417,857)
  Class C...............................................   (2,534,082)     (33,045,905)
  Class D...............................................     (963,315)     (15,152,525)
                                                          -----------    -------------
Total Repurchases.......................................  (47,886,680)   $(641,493,957)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    At December 31, 2000, capital aggregated $1,865,509,880, $1,016,513,327,
$136,197,121, and $19,392,343 for Classes A, B, C, and D, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                          SHARES            VALUE
Sales:
  Class A.............................................   55,557,220    $ 1,266,923,334
  Class B.............................................   27,584,791        598,997,640
  Class C.............................................    3,797,509         83,953,133
  Class D.............................................      847,079         18,543,030
                                                        -----------    ---------------
Total Sales...........................................   87,786,599    $ 1,968,417,137
                                                        ===========    ===============
Dividend Reinvestment:
  Class A.............................................   15,275,112    $   278,089,874
  Class B.............................................    7,457,686        128,436,966
  Class C.............................................      900,075         15,653,958
  Class D.............................................       98,211          1,671,550
                                                        -----------    ---------------
Total Dividend Reinvestment...........................   23,731,084    $   423,852,348
                                                        ===========    ===============
Repurchases:
  Class A.............................................  (49,318,746)   $(1,123,187,700)
  Class B.............................................  (20,857,438)      (452,215,072)
  Class C.............................................   (2,389,313)       (51,945,692)
  Class D.............................................      (37,895)          (725,432)
                                                        -----------    ---------------
Total Repurchases.....................................  (72,603,392)   $(1,628,073,896)
                                                        ===========    ===============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended December 31, 2001 and 2000, 3,215,984 and 3,320,585, Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended December 31, 2001 and 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and within one year of the purchase for Class C Shares as detailed in the following schedule.

                                                               CONTINGENT DEFERRED
                                                                  SALES CHARGE
                                                                 AS A PERCENTAGE
                                                                OF DOLLAR AMOUNT
                                                                SUBJECT TO CHARGE
                                                              ---------------------
YEAR OF REDEMPTION                                            CLASS B       CLASS C
First.......................................................   5.00%         1.00%
Second......................................................   4.00%          None
Third.......................................................   3.00%          None
Fourth......................................................   2.50%          None
Fifth.......................................................   1.50%          None
Sixth and Thereafter........................................    None          None

    For the year ended December 31, 2001, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $1,020,300 and CDSC on redeemed shares of Class B and C of approximately $1,520,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,400,266,042, and $2,425,625,610, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the year ended December 31, 2001, were as follows:

                                                                CONTRACTS
Outstanding at December 31, 2000............................       -0-
Futures Opened..............................................       370
Futures Closed..............................................      (370)
                                                                  ----
Outstanding at December 31, 2001............................       -0-
                                                                  ====

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares, and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended December 31, 2001 are payments retained by Van Kampen of approximately $6,501,800 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of $316,000.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Enterprise Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Enterprise Fund (the "Fund"), as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the three years in the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2001, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
February 6, 2002

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN ENTERPRISE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER, & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal Income tax purposes, the following information is furnished with respect to the distributions paid by the fund during its taxable year ended December 31, 2001. The Fund designated and paid $4,607,732 as a long-term capital gain distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and their principal occupations for the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
J. Miles Branagan (69)      Trustee      Trustee     Private investor. Trustee/Director of funds       61
1632 Morning Mountain Road               since 1991  in the Fund Complex. Co-founder, and prior
Raleigh, NC 27614                                    to August 1996, Chairman, Chief Executive
                                                     Officer and President, MDT Corporation (now
                                                     known as Getinge/Castle, Inc., a subsidiary
                                                     of Getinge Industrier AB), a company which
                                                     develops, manufactures, markets and services
                                                     medical and scientific equipment.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
J. Miles Branagan (69)
1632 Morning Mountain Road
Raleigh, NC 27614

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Jerry D. Choate (63)        Trustee      Trustee     Trustee/Director of funds in the Fund             61
53 Monarch Bay Drive                     since 1999  Complex. Prior to January 1999, Chairman and
Dana Point, CA 92629                                 Chief Executive Officer of the Allstate
                                                     Corporation ("Allstate") and Allstate
                                                     Insurance Company. Prior to January 1995,
                                                     President and Chief Executive Officer of
                                                     Allstate. Prior to August 1994, various
                                                     management positions at Allstate.
Linda Hutton Heagy (53)     Trustee      Trustee     Managing Partner of Heidrick & Struggles, an      61
Sears Tower                              since 1995  executive search firm. Trustee/Director of
233 South Wacker Drive                               funds in the Fund Complex. Trustee on the
Suite 7000                                           University of Chicago Hospitals Board, Vice
Chicago, IL 60606                                    Chair of the Board of the YMCA of
                                                     Metropolitan Chicago and a member of the
                                                     Women's Board of the University of Chicago.
                                                     Prior to 1997, Partner, Ray & Berndtson,
                                                     Inc., an executive recruiting and management
                                                     consulting firm. Prior to 1996, Trustee of
                                                     The International House Board, a fellowship
                                                     and housing organization for international
                                                     graduate students. Formerly, Executive Vice
                                                     President of ABN AMRO, N.A., a Dutch bank
                                                     holding company. Prior to 1992, Executive
                                                     Vice President of La Salle National Bank.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Jerry D. Choate (63)        Director of Amgen Inc., a
53 Monarch Bay Drive        biotechnological company,
Dana Point, CA 92629        and Director of Valero
                            Energy Corporation, an
                            independent refining
                            company.
Linda Hutton Heagy (53)
Sears Tower
233 South Wacker Drive
Suite 7000
Chicago, IL 60606

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
R. Craig Kennedy (49)       Trustee      Trustee     Director and President, German Marshall Fund      61
11 DuPont Circle, N.W.                   since 1995  of the United States, an independent U.S.
Washington, D.C. 20016                               foundation created to deepen understanding,
                                                     promote collaboration and stimulate
                                                     exchanges of practical experience between
                                                     Americans and Europeans. Trustee/Director of
                                                     funds in the Fund Complex. Formerly, advisor
                                                     to the Dennis Trading Group Inc., a managed
                                                     futures and option company that invests
                                                     money for individuals and institutions.
                                                     Prior to 1992, President and Chief Executive
                                                     Officer, Director and member of the
                                                     Investment Committee of the Joyce
                                                     Foundation, a private foundation.
Jack E. Nelson (65)         Trustee      Trustee     President and owner, Nelson Investment            61
423 Country Club Drive                   since 1995  Planning Services, Inc., a financial
Winter Park, FL 32789                                planning company and registered investment
                                                     adviser in the State of Florida. President
                                                     and owner, Nelson Ivest Brokerage Services
                                                     Inc., a member of the National Association
                                                     of Securities Dealers, Inc. and Securities
                                                     Investors Protection Corp. Trustee/ Director
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
R. Craig Kennedy (49)
11 DuPont Circle, N.W.
Washington, D.C. 20016
Jack E. Nelson (65)
423 Country Club Drive
Winter Park, FL 32789

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Phillip B. Rooney (57)      Trustee      Trustee     President of ServiceMaster Management             61
One ServiceMaster Way                    since 1997  Services, a network of quality service
Downers Grove, IL 60515                              companies, since January 2001. Trustee/
                                                     Director of funds in the Fund Complex.
                                                     Trustee of the University of Notre Dame
                                                     since 1993. Prior to 2001, Director of the
                                                     Urban Shopping Centers Inc., a retail
                                                     management company. Director from 1994 to
                                                     2000 and Vice Chairman from April 1997 to
                                                     April 2000 of The ServiceMaster Company, a
                                                     business and consumer services company.
                                                     Prior to 1998, Director of Stone Container
                                                     Corp., a paper manufacturing company.
                                                     President and Chief Executive Officer of
                                                     Waste Management, Inc., an environmental
                                                     services company, from June 1996 through
                                                     February 1997 and from November 1984 through
                                                     1996, Mr. Rooney was President and Chief
                                                     Operating Officer of Waste Management Inc.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Phillip B. Rooney (57)      Director of Illinois Tool
One ServiceMaster Way       Works, Inc., a
Downers Grove, IL 60515     manufacturing company,
                            since 1990.

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Suzanne H. Woolsey (60)     Trustee      Trustee     Chief Operating Officer of the National           61
2101 Constitution Ave.,                  since 1999  Academy of Sciences/National Research
N.W.                                                 Council, an independent, federally chartered
Room 206                                             policy institution, since 1993.
Washington, D.C. 20418                               Trustee/Director of funds in the Fund
                                                     Complex. Director of the German Marshall
                                                     Fund of the United States, Trustee of
                                                     Colorado College and Vice Chair of the Board
                                                     of the Council for Excellence in Government.
                                                     Prior to 1993, Executive Director of the
                                                     Commission on Behavioral and Social Sciences
                                                     and Education at the National Academy of
                                                     Sciences/National Research Council. From
                                                     1980 through 1989, Partner of Coopers &
                                                     Lybrand.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Suzanne H. Woolsey (60)     Director of Neurogen
2101 Constitution Ave.,     Corporation, a
N.W.                        pharmaceutical company,
Room 206                    since January 1998.
Washington, D.C. 20418

Interested Trustees:*

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Mitchell M. Merin* (48)     Trustee      Trustee     President and Chief Operating Officer of          61
1221 Avenue of the                       since 1999  Morgan Stanley Investment Management since
Americas                                             December 1998. President and Director since
21st Floor                                           April 1997 and Chief Executive Officer since
New York, NY 10020                                   June 1998 of Morgan Stanley Dean Witter
                                                     Advisors Inc. and Morgan Stanley Dean Witter
                                                     Services Company Inc. Chairman, Chief
                                                     Executive Officer and Director of Morgan
                                                     Stanley Dean Witter Distributors Inc. since
                                                     June 1998. Chairman and Chief Executive
                                                     Officer since June 1998, and Director since
                                                     January 1998 of Morgan Stanley Dean Witter
                                                     Trust FSB. Director of various Morgan
                                                     Stanley subsidiaries. President of the
                                                     Morgan Stanley Funds since May 1999.
                                                     Trustee/Director of funds in the Fund
                                                     Complex. Previously Chief Strategic Officer
                                                     of Morgan Stanley Dean Witter Advisors Inc.
                                                     and Morgan Stanley Dean Witter Services
                                                     Company Inc. and Executive Vice President of
                                                     Morgan Stanley Dean Witter Distributors Inc.
                                                     April 1997-June 1998, Vice President of the
                                                     Morgan Stanley Dean Witter Funds May
                                                     1997-April 1999, and Executive Vice
                                                     President of Dean Witter, Discover & Co.
                                                     prior to May 1997.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Mitchell M. Merin* (48)
1221 Avenue of the
Americas
21st Floor
New York, NY 10020

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Richard F. Powers, III*     Trustee and  Trustee     Chairman, President, Chief Executive              98
(55)                        President    since 1999  Officer, Director and Managing Director of
1 Parkview Plaza                                     Van Kampen Investments. Chairman, Director
P.O. Box 5555                                        and Chief Executive Officer of the Advisers,
Oakbrook Terrace, IL 60181                           the Distributor and Van Kampen Advisors Inc.
                                                     since 1998. Managing Director of the
                                                     Advisers, the Distributor and Van Kampen
                                                     Advisors Inc. since July 2001. Director and
                                                     Officer of certain other subsidiaries of Van
                                                     Kampen Investments. Chief Sales and
                                                     Marketing Officer of Morgan Stanley Dean
                                                     Witter Asset Management Inc. Trustee/
                                                     Director and President or Trustee, President
                                                     and Chairman of the Board of funds in the
                                                     Fund Complex. Prior to May 1998, Executive
                                                     Vice President and Director of Marketing at
                                                     Morgan Stanley Dean Witter and Director of
                                                     Dean Witter Discover & Co. and Dean Witter
                                                     Realty. Prior to 1996, Director of Dean
                                                     Witter Reynolds Inc.
Wayne W. Whalen* (62)       Trustee      Trustee     Partner in the law firm of Skadden, Arps,         98
333 West Wacker Drive                    since 1995  Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                                    counsel to funds in the Fund Complex.
                                                     Trustee/ Director/Managing General Partner
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Richard F. Powers, III*
(55)
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181
Wayne W. Whalen* (62)
333 West Wacker Drive
Chicago, IL 60606

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Executive Vice      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.           President and       since 1998  Investments, and Managing Director, President and Chief
45th Floor                    Chief Investment                Operating Officer of the Advisers and Van Kampen Advisors
Houston, TX 77056             Officer                         Inc. Executive Vice President and Chief Investment Officer
                                                              of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President and Chief Investment Officer of Van
                                                              Kampen Investments, and President and Chief Operating
                                                              Officer of the Advisers. Prior to April 2000, Executive Vice
                                                              President and Chief Investment Officer for Equity
                                                              Investments of the Advisers. Prior to October 1998, Vice
                                                              President and Senior Portfolio Manager with AIM Capital
                                                              Management, Inc. Prior to February 1998, Senior Vice
                                                              President and Portfolio Manager of Van Kampen American
                                                              Capital Asset Management, Inc., Van Kampen American Capital
                                                              Investment Advisory Corp. and Van Kampen American Capital
                                                              Management, Inc.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center   Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
Plaza 2 - 7th Floor                                           Distributor, Investor Services and certain other
Jersey City, NJ 07311                                         subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
Michael H. Santo (46)         Vice President      Officer     Managing Director, Chief Operations Officer and Director of
1 Parkview Plaza                                  since 1999  Van Kampen Investments, Managing Director, Chief Executive
Oakbrook Terrace, IL 60181                                    Officer and Director of Investor Services, Managing
                                                              Director, Chief Operations and Technology Officer and
                                                              Director of the Advisers, the Distributor and Van Kampen
                                                              Advisors Inc. and serves as a Director or Officer of certain other subsidiaries of Van Kampen Investments. Vice President of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President, Chief Administrative Officer and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Van Kampen Advisors Inc. and Investor Services.
                                                              Prior to 1998, Senior Vice President and Senior Planning
                                                              Officer for Individual Asset Management of Morgan Stanley
                                                              Dean Witter and its predecessor since 1994.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
John R. Reynoldson (48)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co- head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (46)         Vice President,     Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex.
                              Treasurer
John H. Zimmermann, III (44)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 341-2911.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
12, 112, 212                                                   Member NASD/SIPC.
ENT ANR 2/02                                                     5182B02-AP-2/02